UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2023

SHF Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	90-2409612
(Commission File Number)	(IRS Employer Identification No.)

1526 Cole Blvd., Suite 250

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 431-3435

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	SHFS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SHFSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Second Amendment to Agreement and Plan of Merger

On October 26, 2023, SHF Holdings, Inc., a Delaware corporation (the “Company” or “SHF”), entered into: (1) a Second Amendment to Agreement and Plan of Merger (the “Second Amendment”) with SHF Merger Sub I, a Delaware corporation and a direct wholly-owned subsidiary of Parent (“Merger Sub I”), SHF Merger Sub II, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Parent (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), Rockview Digital Solutions, Inc., a Delaware corporation, d/b/a Abaca ( “Abaca”), and Dan Roda, solely in such individual’s capacity as the representative of the Company Securityholders (the “Abaca Stockholders’ Representative”), and (2) a Warrant Agreement with Continental Stock Transfer & Trust Company (solely as warrant agent to the Warrant Agreement).

The Second Amendment amends certain portions of the Agreement and Plan of Merger dated October 29, 2022 by and among SHF, the Merger Subs, Abaca and the Abaca Stockholders’ Representative (“Merger Agreement”) and the Amendment to the Merger Agreement and Plan of Merger dated November 11, 2022 by and among SHF, the Merger Subs, Abaca and the Abaca Stockholders’ Representative (the “First Amendment,” and collectively with the Merger Agreement, the “Original Agreement”). Capitalized terms not defined herein have the meaning assigned to them in the Amended Merger Agreement, and if not amended by the Amended Merger Agreement, the Original Agreement.

The First Amendment modified, among other things, the First Anniversary Parent Shares to be issued as consideration so that the First Anniversary Parent Shares equal $12,600,000 minus the note balance of $500,000, plus accrued interest, divided by the 10-day VWAP of the Parent Common Stock for the 10 days immediately preceding the first anniversary of the Closing Date. The Second Amendment modified, among other things, the First Anniversary Parent Shares to be issued as consideration so that the First Anniversary Parent Shares equal $12,600,000 less the Closing Note Balance and Working Capital Adjustment, collectively in the amount of $928,356.16, divided by $2.00 per share. As a result, 5,835,822 shares of Parent Common Stock will be issued as the First Anniversary Parent Shares. The Second Amendment also added a Third Anniversary Consideration Payment of $1,500,000 which will be payable in cash, stock, or a combination of both at the Company’s discretion. No changes were made to the cash payments of $3,000,000 payable at each of the one-year and two-year anniversaries of the original closing. The Company has agreed to prepare and file a Registration Statement within 45 calendar days of the execution of the Second Amendment registering the resale of all Registrable Securities. The Company has also granted the Abaca Stockholders’ Representative the right to nominate 3 qualified candidates for the Company’s Board of Directors to the Company’s Nominating and Corporate Governance Committee (“NCG Committee”) of which the NCG Committee shall select and nominate 1 candidate to the Company’s Board of Directors in the Company’s 2024 annual proxy statement.

In addition, pursuant to the Warrant Agreement the Company agreed to deliver the Company Securityholders warrants to purchase up to an aggregate of 5,000,000 shares of Parent Common Stock at an initial exercise price of $2.00 per share.

The Company’s Board has unanimously determined that the Second Amendment and Warrant Agreement are advisable and in the best interests of the Company’s stockholders, has approved the Second Amendment and Warrant Agreement on the terms and subject to the conditions set forth therein. The foregoing description of the Second Amendment and the Warrant Agreement, along with the supporting documents, and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amendment and the Warrant Agreement, copies of which are attached hereto as Exhibits 2.1 and 2.2 and are incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities

The description of issuance of securities pursuant to the Second Amendment under Item 1.01 is incorporated herein by reference. The First Anniversary Parent Shares and warrants will be, exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption provided by Rule 506(b) of Regulation D of the Securities Act, as a transaction by an issuer not involving a public offering.

Item 7.01 Regulation FD Disclosure.

On October 27, 2023, the Company issued a press release announcing its entry into the Second Amendment and Warrant Agreement. The press release is attached hereto as Exhibit 99.1, which is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description of Exhibit

2.1	Second Amendment to Agreement and Plan of Merger, dated October 26, 2023, by and among SHF Holdings, Inc., a Delaware corporation, Merger Sub I, a Delaware corporation, [Merger Sub II], a Delaware limited liability corporation, Rockview Digital Solutions, Inc., a Delaware corporation, d/b/a Abaca and Dan Roda, solely in such individual’s capacity as the representative of the Abaca security holders.

2.2	Warrant Agreement dated October 26, 2023, by and among SHF Holdings, Inc. and Continental Stock Transfer & Trust Company (as Warrant Agent)

99.1	Press Release dated October 27, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHF HOLDINGS, INC.

Date: October 27, 2023	By:	/s/ Donnie Emmi
Chief Legal Officer